UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22807
Pathway Energy Infrastructure Fund, Inc.
(Exact name of registrant as specified in charter)
10 East 40th Street, 42nd Floor
New York, NY 10016
(Address of principal executive offices)
M. Grier Eliasek
Chief Executive Officer
Pathway Energy Infrastructure Fund, Inc.
10 East 40th Street, 42nd Floor
New York, NY 10016
(Name and address of agent for service)
Registrant’s telephone number, including area code: (212) 448-0702
Date of fiscal year end: June 30, 2016
Date of reporting period: June 30, 2016

Item 1. Report to Stockholders.
The annual report to stockholders for the year ended June 30, 2016 is filed herewith pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended.

Pathway Energy Infrastructure Fund, Inc. (the “Company”) is an externally managed, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Company intends to elect to be treated for tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

INVESTMENT OBJECTIVE
The Company’s investment objective is to generate current income, and as a secondary objective, long-term capital appreciation. The Company intends to invest at least 80% of its total assets in securities of companies that operate primarily in energy and related infrastructure and industrial sectors (“Energy Companies”). The Company anticipates that its portfolio will be comprised primarily of income-oriented securities, which includes debt securities and income-focused preferred and common equity interests, of private or public Energy Companies within North America. The Company considers Energy Companies to be (a) those companies that engage in the exploration, development, production, gathering, transportation, processing, storage, refining, supply, distribution, mining, transmission, servicing, industrial products and services, energy efficiency, management, generation or marketing of natural gas, natural gas liquids, crude oil, liquefied natural gas, refined petroleum products, gasoline, diesel fuel, electricity, renewable energy, coal or power, as well as (b) other energy related industrial companies defined as businesses engaged in, but not limited to, manufacturing, refined products, chemicals, infrastructure, materials, logistics, marketing, waste, environmental, equipment rental, contracting, staffing, software, and other products and services that derive more than 50% of their revenues, gross or net profit or EBITDA from companies defined in (a) above. The Company’s primary area of focus will be energy companies in the upstream, midstream, downstream, service and equipment and power sub-sectors of the energy industry.

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Pathway Energy Infrastructure Fund, Inc                                 3

Letter to Stockholders
Dear Stockholders,

We are pleased to present this annual report of Pathway Energy Infrastructure Fund, Inc. (“we,” “us,” “our,” the “Company” or “Pathway”) for the year ended June 30, 2016. Pathway paid distributions of approximately $0.75 per share during the year ended June 30, 2016, representing an annualized distribution rate of approximately 6.0% based on our gross offering price. We continue to be optimistic about the Company’s performance and investment opportunities that we believe will continue to drive income and distributions.

Market Commentary
Despite credit market volatility in the energy sector, we believe we will continue to identify investment opportunities which can deliver attractive risk-adjusted returns for the Company’s stockholders. We believe that Pathway is favorably positioned to pursue an investment strategy that will both exploit the attractive longer term trends influencing the energy sector, and take advantage of current capital dislocation, by investing in fundamentally sound energy companies.

We believe the decline in oil prices that began roughly 24 months ago was the result of oversupply, which has caused many exploration and production companies to reduce rig counts and drilling activity, cut back operations, and reduce costs. We believe there are signs that the market is adjusting and that the market will gradually rebalance. According to the U.S. Energy Information Administration, total U.S. liquids fuel consumption increased by an estimated 290,000 barrels per day (“b/d”) (1.5%) in 2015. Liquid fuels consumption is forecast to increase by 230,000 b/d (1.2%) in 2016 and by an additional 60,000 (0.3%) in 2017. Supply has also declined, which we believe should aid in the rebalancing of the market. U.S. crude oil production is projected to decrease from an average of 9.4 million b/d in 2015 to 8.6 million b/d in 2016 and to 8.2 million b/d in 2017. The forecast reflects a decline in onshore production in the contiguous United States that is partially offset by growing production in the federal Gulf of Mexico.1

While commodity prices have been volatile, we believe North American energy companies must still invest substantial capital to continue to sustain and build out domestic production and infrastructure. World energy sector investment is projected to total $68 trillion from 2015 to 2040.2 We believe upstream, midstream and downstream companies, as well as other energy service and energy-related companies, may benefit from this resurgence in domestic resource investment. Shale development requiring complex hydraulic fracturing and horizontal well completions has promoted a sharp rise in service intensity, turning North American exploration and production operations into a “manufacturing” model. After the last decade of accelerated drilling development, we believe the current large inventory of existing wells will also require re-completion services to maintain production over the life of the well. We believe this capital investment, along with the development of new wells to replace the high early life production decline characteristic of today’s current shale wells, may result in increased demand for the basic energy equipment needed to deliver this growth. We believe this demand is likely to continue to be supplied in part by U.S. independent oil field services companies. As new resources are developed, we anticipate new infrastructure will be required to build the transportation links to areas of processing, refining and distribution that allow the final products to reach key end markets.

Pathway’s net asset value (“NAV”) as of June 30, 2016 was $12.81. The increase in NAV from $10.48 as of December 31, 2015 is primarily due to an increase in the fair market value of the portfolio.

During the quarter ended June 30, 2016, Pathway realized its investment in Nexeo Solutions, LLC (“Nexeo”) as Nexeo’s indebtedness was refinanced as part of its merger with WL Ross Holding Corp. Pathway purchased Nexeo’s 8.375% Senior Subordinated Notes due 2018 at 95.25, and the Notes were repaid at par (100). Pathway’s internal rate of return on its investment in Nexeo was 16.5%, and the multiple on invested capital was 1.11x.

Despite the recently volatile commodity price environment, Pathway’s portfolio has not experienced any payment defaults. No Pathway debt investments were on non-accrual as of June 30, 2016.

Given the volatility in commodity prices and ongoing oversupply concerns, senior secured debt, unsecured debt and master limited partnership prices have been under pressure. According to Bank of America Merrill Lynch (“BAML”), as of July 7, 2016, the U.S. high-yield energy index was trading at a 9.3% yield-to-worst compared to 7.1% for the broader U.S. high-yield index. The BAML

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Pathway Energy Infrastructure Fund, Inc                                 4

high-yield energy index also has an average value of 88.6% of par compared to 97.8% for the broader U.S. high-yield index3. We believe this opportunity to purchase assets at a discount provides us with “pull to par” upside potential while earning an attractive current yield, as we positively experienced with Nexeo.

We believe that long term investment strategies in the energy sector continue to be supported by strong long term fundamentals. The U.S. energy sector continues to seek out capital to help fund the infrastructure required to bring new energy supplies to their end markets. While oil prices have fallen due to a temporary over supply of crude oil, global energy demand continues to increase. We are optimistic that these long term favorable drivers will continue to create attractive opportunities to deploy capital in the near term. We expect Pathway will benefit from recent lower energy security valuations to generate attractive current yield and total returns for our investors. Our investment strategy allows Pathway to invest in senior secured debt, unsecured debt and dividend-paying equities. Consequently, we believe we are well positioned to meet our investment objectives of delivering current income and secondarily capital appreciation, but with an intense focus on capital preservation.

Sincerely,

M. Grier Eliasek
Chief Executive Officer

This letter may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the future performance of Pathway Energy Infrastructure Fund, Inc. Words such as “believes,” “expects,” and “future” or similar expressions are intended to identify forward-looking statements. Any such statements, other than statements of historical fact, are highly likely to be affected by unknowable future events and conditions, including elements of the future that are or are not under the control of Pathway Energy Infrastructure Fund, Inc., and that Pathway Energy Infrastructure Fund, Inc. may or may not have considered. Accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual developments and results may vary materially from any forward-looking statements. Such statements speak only as of the time when made. Pathway Energy Infrastructure Fund, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

_____________________________________

1U.S. Energy Information Administration / Short-Term Energy Outlook June 2016.
2International Energy Agency / World Energy Outlook 2015
3Bank of America Merrill Lynch, US High Yield Energy, Weekly Update, July 8, 2016.

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Pathway Energy Infrastructure Fund, Inc                                 5

Portfolio Composition - At a Glance
Top Ten Holdings
As of June 30, 2016
Portfolio Company	Investment	Fair Value	% of Net Assets
Laredo Petroleum, Inc.	Senior Unsecured Term Loan (7.38%, due 5/1/2022)	$501,875	8.4%
Ferrellgas Partners LP	Senior Unsecured Term Loan (8.63%, due 6/15/2020)	401,374	6.7%
Western Refining Logistics LP	Senior Unsecured Term Loan (7.50%, due 2/15/2023)	393,500	6.6%
Martin Midstream Partners LP	Senior Unsecured Term Loan (7.25%, due 2/15/2021)	368,750	6.2%
PDC Energy, Inc.	Senior Unsecured Term Loan (7.75%, due 10/15/2022)	365,240	6.1%
Carrizo Oil and Gas, Inc.	Senior Unsecured Term Loan (7.50%, due 9/15/2020)	356,840	6.0%
Rice Energy, Inc.	Senior Unsecured Term Loan (7.25%, due 5/1/2023)	356,562	6.0%
WPX Energy, Inc.	Senior Unsecured Term Loan (7.50%, due 8/1/2020)	350,655	5.9%
CSI Compressco LP	Senior Unsecured Term Loan (7.25%, due 8/15/2022)	328,500	5.5%
Weatherford International	Senior Unsecured Term Loan (9.88%, due 3/1/2039)	319,125	5.3%

Portfolio Composition
Based on Fair Value

Security Type
Based on Fair Value

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Pathway Energy Infrastructure Fund, Inc                                 6

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of
Pathway Energy Infrastructure Fund, Inc.
New York, New York

We have audited the accompanying statement of assets and liabilities of Pathway Energy Infrastructure Fund, Inc. (the “Company”), including the schedule of investments, as of June 30, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the period ended June 30, 2016. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2016, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pathway Energy Infrastructure Fund, Inc. as of June 30, 2016, the results of its operations and its cash flows for the year then ended, changes in its net assets for each of the two years in the period then ended, and the financial highlights for the period ended June 30, 2016, in conformity with accounting principles generally accepted in the United States of America.

/s/ BDO USA, LLP
New York, New York
August 29, 2016

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Pathway Energy Infrastructure Fund, Inc                                 7

Statement of Assets and Liabilities
As of June 30, 2016

Assets
Investments, at value (amortized cost: $8,388,294)	$8,378,866
Cash	149,850
Interest receivable	150,597
Deferred offering costs	83,070
Due from Adviser	81,012
Prepaid expenses	21,658
Total assets	8,865,053
Liabilities
Due to Adviser (Note 6)	1,474,240
Revolving credit facility (Note 5)	1,250,000
Accrued expenses	121,750
Due to Administrator (Note 6)	30,148
Taxes payable	12,432
Interest Payable	128
Total liabilities	2,888,698
Commitments and contingencies (Note 10)
Net assets	$5,976,355

Components of net assets:
Common stock, $0.01 par value; 200,000,000 shares authorized; 439,599 Class R shares,
1,031 Class RIA shares and 26,080 Class I shares issued and outstanding (Note 4)	$4,667
Additional paid-in-capital	5,743,651
Accumulated undistributed net investment income	237,465
Net unrealized depreciation on investments	(9,428)
Net assets	$5,976,355

Net asset value per share(1)	$12.81

(1)Net asset value per share disclosed is the net asset value per share for class R, class RIA and class I shares.
See accompanying notes to financial statements.

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Pathway Energy Infrastructure Fund, Inc                                 8

Statement of Operations
For the Year Ended June 30, 2016

Investment income
Interest income from investments	$536,609
Total investment income	536,609
Expenses
Base management fees (Note 6)	112,939
Administrator costs (Note 6)	398,676
Amortization of offering costs (Note 6)	175,380
Audit and tax expense	170,775
Adviser shared service expense (Note 6)	115,633
Insurance expense	94,339
Valuation services	65,136
Due diligence expense	51,087
Legal expense	47,964
General and administrative	41,107
Transfer agent's fees and expenses	20,041
Interest expense	10,716
Excise taxes	12,432
Marketing expense	2,439
Total expenses	1,318,664
Payments by Adviser (Note 6)	(17,221)
Expense support reimbursement (Note 6)	(1,178,781)
Net expenses	122,662
Net investment income	413,947
Net unrealized depreciation from investments
Net increase in unrealized depreciation on investments	(9,428)
Net increase in net assets resulting from operations	$404,519
See accompanying notes to financial statements.

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Pathway Energy Infrastructure Fund, Inc                                 9

Statements of Changes in Net Assets

	Year Ended
	June 30, 2016	June 30, 2015

Net increase (decrease) in net assets resulting from operations:
Net investment income	$413,947	$—
Net increase in unrealized depreciation on investments	(9,428)	—
Net increase in net assets resulting from operations	404,519	—
Dividends to stockholders:
Dividends from net investment income (Note 7)	(279,850)	—
Total dividends to stockholders	(279,850)	—
Capital transactions:
Gross proceeds from shares sold (Note 4)	6,542,454	40,006
Commissions and fees on shares sold (Note 6)	(461,367)	—
Reinvestment of dividends (Note 4)	128,886	—
Offering costs (Note 6)	(211,321)	(286,537)
Net increase (decrease) in net assets from capital transactions	5,998,652	(246,531)
Total increase in net assets	6,123,321	(246,531)
Net assets (liabilities):
Beginning of year	(146,966)	99,565
End of year(a)	$5,976,355	$(146,966)

(a)Includes accumulated undistributed net investment income (loss) of:	$237,465	$(84,444)
See accompanying notes to financial statements.

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Pathway Energy Infrastructure Fund, Inc                                 10

Statement of Cash Flows
For the Year Ended June 30, 2016

Cash flows from operating activities:
Net increase in net assets resulting from operations	$404,519
Adjustments to reconcile net increase in net assets resulting from operations to
Net cash used in operating activities:
Amortization of offering costs	175,380
Purchase of investments	(8,521,560)
Proceeds from redemption of investment	200,000
Accretion of purchase discount on investments, net	(66,734)
Net increase in unrealized depreciation on investments	9,428
(Increase) Decrease in operating assets:
Interest receivable	(150,597)
Deferred offering costs	(91,470)
Due from Adviser (Note 6)	1,240,810
Prepaid expenses	26,347
Increase (Decrease) in operating liabilities:
Due to Adviser (Note 6)	(257,368)
Due to Administrator (Note 6)	(94,417)
Accrued expenses	70,750
Taxes payable	12,432
Interest payable	128
Net cash used in operating activities	(7,042,352)
Cash flows provided by financing activities:
Gross proceeds from shares sold	6,542,454
Commissions and fees on shares sold	(461,367)
Offering costs	(211,321)
Dividends paid to stockholders	(150,964)
Borrowings under Revolving Credit Facility (Note 5)	1,250,000
Net cash provided by financing activities	6,968,802
Net decrease in cash	(73,550)
Cash, beginning of year	223,400
Cash, end of year	$149,850

Supplemental non-cash information
Value of shares issued through reinvestment of dividends	$128,886
See accompanying notes to financial statements.

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Pathway Energy Infrastructure Fund, Inc                                 11

Schedule of Investments
As of June 30, 2016

					June 30, 2016
Portfolio Investments	Industry	Sector (5)	Coupon/Yield	Legal Maturity	Principal Amount	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 2 PORTFOLIO INVESTMENTS

Senior Unsecured Bonds

Bill Barrett Corp.(3)	Energy	Upstream	7.63%	10/1/2019	$250,000	$205,757	$204,063	3.4%
Brand Energy & Infrastructure Services, Inc.(3)	Energy	Industrial	8.50%	12/1/2021	250,000	230,375	239,249	4.0%
Calumet Specialty Products(3)	Energy	Downstream	7.75%	4/15/2023	300,000	278,782	212,625	3.6%
Carrizo Oil and Gas, Inc.(3)	Energy	Upstream	7.50%	9/15/2020	352,000	340,352	356,840	6.0%
Concho Resources LP(3)	Energy	Upstream	7.00%	1/15/2021	250,000	240,563	258,984	4.3%
CSI Compressco LP(3)	Energy	Services	7.25%	8/15/2022	400,000	323,727	328,500	5.5%
Ferrellgas Partners LP(3)	Energy	Downstream	8.63%	6/15/2020	400,000	400,399	401,374	6.7%
Gardener Driver, Inc.(3)	Energy	Industrial	6.88%	8/15/2021	250,000	222,978	227,188	3.8%
Global Partners LP (3)	Energy	Midstream	7.00%	6/15/2023	350,000	325,221	293,854	4.9%
Gulfport Energy Corp.(3)	Energy	Upstream	7.75%	11/1/2020	300,000	292,410	308,625	5.2%
Holly Energy Partners LP(3)	Energy	Midstream	6.50%	3/1/2020	300,000	295,214	304,124	5.1%
Laredo Petroleum, Inc.(3)	Energy	Upstream	7.38%	5/1/2022	500,000	497,554	501,875	8.4%
Martin Midstream Partners LP(3)	Energy	Midstream	7.25%	2/15/2021	400,000	378,950	368,750	6.2%
Memorial Production Partners LP(3)	Energy	Upstream	7.63%	5/1/2021	250,000	177,723	134,688	2.3%
NGL Energy Partners LP(3)	Energy	Midstream	6.88%	10/15/2021	250,000	245,116	221,029	3.7%
Northern Oil and Gas, Inc.(3)	Energy	Upstream	8.00%	6/1/2020	250,000	204,299	190,313	3.2%
PDC Energy, Inc.(3)	Energy	Upstream	7.75%	10/15/2022	350,000	351,494	365,240	6.1%
Rice Energy, Inc.(3)	Energy	Upstream	7.25%	5/1/2023	350,000	331,912	356,562	6.0%
RSP Permian, Inc.(3)	Energy	Upstream	6.63%	10/1/2022	300,000	289,527	309,750	5.2%
Weatherford International(3)	Energy	Services	9.88%	3/1/2039	350,000	322,249	319,125	5.3%
Western Refining Logistics LP(3)	Energy	Midstream	7.50%	2/15/2023	400,000	403,818	393,500	6.6%
WPX Energy, Inc.(3)	Energy	Upstream	7.50%	8/1/2020	350,000	343,136	350,655	5.9%
		Total Senior Unsecured Bonds				$6,701,556	$6,646,913	111.2%

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Pathway Energy Infrastructure Fund, Inc                                 12

					June 30, 2016
Portfolio Investments	Industry	Sector (5)	Coupon/Yield	Legal Maturity	Principal Amount	Amortized Cost	Fair Value(2)	% of Net Assets

Senior Secured Bonds

Hexion Inc.(3)	Energy	Chemicals	6.63%	4/15/2020	$200,000	$187,661	$168,250	2.8%
Westmoreland Coal Co.(3)	Energy	Coal	8.75%	11/1/2022	400,000	325,151	299,500	5.0%
		Total Senior Secured Bonds				$512,812	$467,750	7.8%

		Total Level 2 Portfolio Investments				$7,214,368	$7,114,663	119.0%

LEVEL 3 PORTFOLIO INVESTMENTS

CLO - subordinated notes(1)

Carlyle Global Market Strategies CLO 2012-4(4)	Structured Finance	N/A	36.55%	1/20/2025	$150,000	$85,624	$91,245	1.5%
GoldenTree 2013-7A(4)	Structured Finance	N/A	33.90%	4/25/2025	250,000	171,712	172,311	2.9%
Madison Park Funding XIII, Ltd.(4)	Structured Finance	N/A	29.75%	1/19/2025	250,000	169,559	207,476	3.5%
Madison Park Funding XIV, Ltd.(4)	Structured Finance	N/A	23.45%	7/20/2026	250,000	189,355	207,236	3.5%
Octagon XXI, Ltd.(4)	Structured Finance	N/A	30.64%	11/14/2026	300,000	184,967	206,454	3.5%
Voya 2013-1, Ltd.(4)	Structured Finance	N/A	17.92%	1/20/2027	250,000	213,369	164,557	2.8%
Voya 2016-1, Ltd.(4)	Structured Finance	N/A	26.28%	4/15/2024	250,000	159,340	214,924	3.6%
		Total CLO - subordinated notes				$1,173,926	$1,264,203	21.2%

Total Level 3 Portfolio Investments						$1,173,926	$1,264,203	21.2%

Total Portfolio Investments						$8,388,294	$8,378,866	140.2%
Liabilities in excess of other assets							(2,402,511)	(40.2)%
Net Assets							$5,976,355	100.0%
(1) The CLO subordinated notes/securities, income notes and preference/preferred shares are considered equity positions in the CLOs. Equity investments are entitled to distributions, which are generally equal to the remaining cash flow of the payments made by the underlying loans less contractual payments to debt holders and expenses. The estimated yield indicated is based upon the current projection (as of June 30, 2016) of the amount and timing of these distributions and the estimated amount of repayment of the investment. Such projections are periodically reviewed and adjusted, and the estimated yield may not ultimately be realized.

(2) Fair value is determined in good faith by the board of directors of the Company (See Note 2).
(3) Security or portion thereof is pledged as collateral supporting the amounts outstanding under the credit facility with BNP Paribas Prime Brokerage International, Ltd. (see Note 5).
(4) Co-investment with another fund managed by an affiliate of the Adviser (See Note 6).
(5) The upstream sector includes businesses that locate, develop or extract energy in its most basic, raw form. The midstream sector includes businesses that process, gather, transport, ship, transmit or store raw energy resources or by-products in a form suitable for refining or power generation. The downstream sector includes businesses that refine, market or distribute energy to end-user customers.

See accompanying notes to financial statements.

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Pathway Energy Infrastructure Fund, Inc                                 13

Notes to Financial Statements
June 30, 2016
Note 1. Principal Business and Organization
Pathway Energy Infrastructure Fund, Inc. (the “Company”) was incorporated under the general corporation laws of the State of Maryland on February 19, 2013 and was inactive from that date to August 25, 2015 except for matters relating to its organization and registration as an externally managed, non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. In addition, the Company intends to elect to be treated for tax purposes as a regulated investment company, or “RIC,” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). On August 25, 2015, the Company satisfied its minimum offering requirement by raising over $2.5 million from selling shares to persons not affiliated with the Company or the Adviser (the “Minimum Offering Requirement”), and as a result, broke escrow and commenced making investments. The Company’s investment objective is to generate current income, and as a secondary objective, long-term capital appreciation. The Company intends to invest at least 80% of its total assets in securities of companies that operate primarily in energy and related infrastructure and industrial sectors (“Energy Companies”). The Company anticipates that its portfolio and will be comprised primarily of income-oriented securities, which includes debt securities and income-focused preferred and common equity interests, of private or public Energy Companies within North America. The Company considers Energy Companies to be (a) those companies that engage in the exploration, development, production, gathering, transportation, processing, storage, refining, supply, distribution, mining, transmission, servicing, industrial products and services, energy efficiency, management, generation or marketing of natural gas, natural gas liquids, crude oil, liquefied natural gas, refined petroleum products, gasoline, diesel fuel, electricity, renewable energy, coal or power, as well as (b) other energy related industrial companies defined as businesses engaged in, but not limited to, manufacturing, refined products, chemicals, infrastructure, materials, logistics, marketing, waste, environmental, equipment rental, contracting, staffing, software, and other products and services that derive more than 50% of their revenues, gross or net profit, or earnings before interest, taxes, depreciation and amortization (“EBITDA”) from companies. The Company’s primary area of focus will be energy companies in the upstream, midstream, downstream, service and equipment and power sub-sectors of the energy industry.

The Company is managed by Pathway Energy Infrastructure Management, LLC (the “Adviser”), an affiliate of the Company that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is 50% owned by Prospect Capital Management L.P. and 50% by Behringer Harvard Holdings, LLC (“BHH”).

The Company is offering up to 100,000,000 shares of its common stock, on a best efforts basis, at an initial offering price of $15.00 per share and expects the share offering period to last for up to 36 months from the date of the commencement of the offering (September 2, 2014).

Note 2. Summary of Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.

Basis of Presentation
The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) pursuant to the requirements of ASC 946, Financial Services - Investment Companies (“ASC 946”), and Articles 6 and 12 of Regulation S-X.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income, expenses and gains (losses) during the reporting period. Actual results could differ from those estimates and those differences could be material.

Cash
Cash includes funds deposited with financial institutions.

Investment Valuation
The Company follows guidance under U.S. GAAP, which classifies the inputs used to measure fair values into the following hierarchy:

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

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Pathway Energy Infrastructure Fund, Inc                                 14

Level 2. Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities on an inactive market, or other observable inputs other than quoted prices.

Level 3. Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

Investments for which market quotations are readily available are valued at such market quotations and are classified in Level 1 of the fair value hierarchy.

Securities traded on a national securities exchange are valued at the last sale price on such exchange on the date of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities traded on the Nasdaq market are valued at the Nasdaq official closing price (“NOCP”) on the day of valuation or, if there was no NOCP issued, at the last sale price on such day. Securities traded on the Nasdaq market for which there is no NOCP and no last sale price on the day of valuation are valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price.

Securities traded in the over-the-counter market are valued by an independent pricing agent or more than one principal market maker, if available, otherwise a principal market maker or a primary market dealer. The Company valued over-the-counter securities by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by an independent pricing agent and screened for validity by such service. Such securities are categorized in level 2 of the fair value hierarchy.

With respect to investments for which market quotations are not readily available, or when such market quotations are deemed not to represent fair value, the board of directors (the “Board”) has approved a multi-step valuation process for each quarter, as described below, and such investments are classified in Level 3 of the fair value hierarchy:

1.	each portfolio investment is reviewed by investment professionals of the Adviser with an independent valuation firm engaged by the Board;

2.	the independent valuation firm conducts independent valuations and make its own independent assessments;

3.	the audit committee of the Board (the “Audit Committee”) reviews and discusses the preliminary valuation of the
Adviser and that of the independent valuation firm; and

4.
the Board discusses valuations and determines the fair value of such investments in the Company’s portfolio, in good faith based on the input of the Adviser, the independent valuation firm and the Audit Committee.

The types of factors that are taken into account in fair value determination include, as relevant, market changes in expected returns for similar investments, performance improvement or deterioration, the nature and realizable value of any collateral, the issuer’s ability to make payments and its earnings and cash flows, the markets in which the issuer does business, comparisons to traded securities, and other relevant factors.

Securities Transactions
Securities transactions are recorded on trade date. Realized gains or losses on investments are calculated by using the specific identification method.

Revenue Recognition
Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Accretion of such purchase discounts or amortization of premiums is calculated by the effective interest method as of the settlement date and adjusted only for material amendments or prepayments. Upon the prepayment of a loan or debt security, any unamortized discount or premium is recorded as interest income.

Interest income from investments in the “equity” positions of CLO funds (typically income notes or subordinated notes) is recorded based on an estimation of an effective yield to expected maturity utilizing assumed future cash flows. The Company monitors the expected cash inflows from CLO equity investments, including the expected residual payments, and the estimated effective yield is determined and updated periodically, as needed.

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Pathway Energy Infrastructure Fund, Inc                                 15

Due to and Due from Adviser
Amounts are due from our Adviser for expense support and due to our Adviser for base management fees, routine non-comp overhead, operating expenses paid on behalf of the Company and offering and organization expenses paid on behalf of the Company. The due to and due from Adviser balances are presented net on the Statement of Assets and Liabilities in accordance with ASC 210-20-45-1 because the amounts owed between the two parties are determinable, we have the right to offset the amount owed to us from our Adviser against the amount that we owe to our Adviser and we have the right and intention to offset these balances. Amounts included on the Statement of Assets and Liabilities are presented net only to the extent that the Company or the Adviser have a current obligation to pay the amounts. All balances due from the Adviser are settled quarterly.

Offering Costs
Offering costs prior to the commencement of operations were capitalized on the Company’s Statement of Assets and Liabilities as deferred charges until operations began. Thereafter, deferred offering costs were amortized as an expense over a twelve month period on a straight-line basis. The Company charged all offering costs incurred after the commencement of operations and through December 31, 2015 against additional paid-in capital on the Statement of Assets and Liabilities. After discussions with the Staff of the Division of Investment Management of the SEC, the Company decided to change its accounting treatment of offering costs, effective January 1, 2016, and capitalize such costs on the Statement of Assets and Liabilities and amortize them to expense over the 12 month period following such capitalization on a straight line basis. The Company evaluated this change in accounting treatment of offering costs and determined that it did not have a material impact on the Company’s financial statements.

Offering expenses consist of costs for the registration, certain marketing and distribution of the Company’s shares. These expenses include, but are not limited to, expenses for legal, accounting, printing and certain marketing, and include salaries and direct expenses of the Adviser’s employees, employees of its affiliates and others for providing these services.

Dividends and Distributions
Dividends and distributions to stockholders, which are determined in accordance with federal income tax regulations, are recorded on the record date. The amount to be paid out as a dividend or distribution is approved by the Board. Net realized capital gains, if any, are generally distributed or deemed distributed at least annually.

Income Taxes
The Company intends to elect to be treated as a RIC for U.S. federal income tax purposes and intends to comply with the requirement of the Code applicable to RICs. The Company is required to distribute at least 90% of its investment company taxable income and intends to distribute (or retain through a deemed distribution) all of the Company’s investment company taxable income and net capital gain to stockholders; therefore, the Company has made no provision for income taxes. The character of income and gains that the Company will distribute is determined in accordance with income tax regulations that may differ from U.S. GAAP. Book and tax basis differences relating to stockholders dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

If the Company does not distribute (or is not deemed to have distributed) at least 98% of its annual ordinary income and 98.2% of its capital gains in the calendar year earned, the Company will generally be required to pay an excise tax equal to 4% of the amount by which 98% of its annual ordinary income and 98.2% of its capital gains exceed the distributions from such taxable income for the year. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current calendar year dividend distributions from such taxable income, the Company accrues excise taxes, if any, on estimated excess taxable income. For the fiscal year ended June 30, 2016, the Company accrued $12,432 of excise tax expense.

If the Company fails to satisfy the annual distribution requirement or otherwise fails to qualify as a RIC in any taxable year, the
Company would be subject to tax on all of its taxable income at regular corporate rates. The Company would not be able to deduct distributions to stockholders, nor would the Company be required to make distributions. Distributions would generally be taxable to the Company’s individual and other non-corporate taxable stockholders as ordinary dividend income to the extent of the Company’s current and accumulated earnings and profits, provided certain holding period and other requirements are met. However, such ordinary dividends would not be eligible for the reduced tax rate applicable to qualified dividend income. Subject to certain limitations under the Code, corporate distributions would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, the Company would be required to distribute to its stockholders the Company’s accumulated earnings and profits attributable to non-RIC years reduced by an interest charge of 50% of such earnings and profits payable by us as an additional tax. In addition, if the Company failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, the Company would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Company

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Pathway Energy Infrastructure Fund, Inc                                 16

had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years.

The Company follows ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than not threshold are recorded as a tax benefit or expense in the current year. As of June 30, 2016 and for the year then ended, the Company did not have a liability for any unrecognized tax benefits, respectively. Management has analyzed the Company’s positions expected to be taken on its income tax return for the year ended June 30, 2016 and has concluded that as of June 30, 2016 no provision for uncertain tax position is required in the Company’s financial statements. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof. All federal and state income tax returns for each tax year in the two-year period ended June 30, 2016 remain subject to examination by the Internal Revenue Service and state departments of revenue.

Recent Accounting Pronouncement
In August 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2014-15, Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern (“ASU 2014-15”). ASU 2014-15 will explicitly require management to assess an entity’s ability to continue as a going concern, and to provide related footnote disclosure in certain circumstances. ASU 2014-15 is effective for annual and interim periods ending after December 15, 2016. Early application is permitted. The adoption of the amended guidance in ASU 2014-15 is not expected to have a significant effect on the Company’s financial statements and disclosures.

In April 2015, the FASB issued ASU 2015-03, Simplifying the Presentation of Debt Issuance Costs (“ASU 2015-03”), which requires debt issuance costs related to a recognized debt liability to be presented in the balance sheet as a direct deduction from the debt liability rather than as an asset. The new guidance will make the presentation of debt issuance costs consistent with the presentation of debt discounts or premiums. ASU 2015-03 is effective for financial statements issued for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Early adoption is permitted for financial statements that have not been previously issued. The new guidance must be applied on a retrospective basis to all prior periods presented in the financial statements. The adoption of the amended guidance in ASU 2015-03 is not expected to have any significant effect on the Company’s financial statements.

Note 3. Portfolio Investments
Purchases of investment securities (excluding short-term securities) for the year ended June 30, 2016 were $8,521,560.

The following table shows the fair value of our investments disaggregated into the three levels of the ASC 820 valuation hierarchy as of June 30, 2016.

	Level 1	Level 2	Level 3	Total
Senior secured and unsecured bonds	$—	$7,114,663	$—	$7,114,663
CLO - subordinated notes	—	—	1,264,203	1,264,203
Total Investments	$—	$7,114,663	$1,264,203	$8,378,866

The following is a reconciliation of investments for which Level 3 inputs were used in determining fair value.

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Pathway Energy Infrastructure Fund, Inc                                 17

CLO Residual Interest
Balance at June 30, 2015	$—
Change in unrealized appreciation	90,276
Purchases of portfolio investments	1,161,738
Accretion of purchase discount, net	12,189
Transfers into level 3(1)	—
Transfers out of level 3(1)	—
Balance at June 30, 2016	$1,264,203

Net change in unrealized appreciation attributable to level 3 investments still held at the end of the year	$90,276

(1) There were no transfers between level 1 and level 2 during the year.

The following table provides quantitative information about significant unobservable inputs used in the fair value measurement of Level 3 investments as of June 30, 2016.

			Unobservable Input
Asset Category	Fair Value	Primary Valuation Technique	Input	Range	Weighted Average
CLO - subordinated notes	$1,264,203	Discounted Cash Flow	Discount Rate	17.71% - 33.74%	24.21%

In determining the range of values for the Company’s investments in CLOs, management and the independent valuation firm used a discounted cash flow model. The valuations were accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view as well as to determine an appropriate call date. For each CLO security, the most appropriate valuation approach was chosen from alternative approaches to ensure the most accurate valuation for such security. To value a CLO, both the assets and the liabilities of the CLO capital structure are modeled. The Company’s valuation agent utilizes additional methods to validate the results from the discounted cash flow method, such as Monte Carlo simulations of key model variables, analysis of relevant data observed in the CLO market, and review of certain benchmark credit indices. A waterfall engine was used to store the collateral data, generate collateral cash flows from the assets based on various assumptions for the risk factors, distribute the cash flows to the liability structure based on the payment priorities, and discount them back using proper discount rates to expected maturity or call date.
The fair value calculations for the CLOs are sensitive to the key model inputs, including amongst other things, default and recovery rates. The default rate, recovery rate and other assumptions are determined by reference to a variety of observable market sources and applied according to the quality and asset class mix of the underlying collateral and the historical track record of each particular collateral manager. The model assumptions are reviewed on a regular basis and adjusted as appropriate to factor in historic, current and potential market developments.

The significant unobservable input used to value the CLOs is the discount rate applied to the estimated future cash flows expected to be received from the underlying investment, which includes both future principal and interest payments. Included in the consideration and selection of the discount rate are the following factors: risk of default, comparable investments, and call provisions. An increase or decrease in the discount rate applied to projected cash flows, where all other inputs remain constant, would result in a decrease or increase, respectively, in the fair value measurement.
The Company is not responsible for and have no influence over the asset management of the portfolios underlying the CLO investments the Company holds as those portfolios are managed by non-affiliated third party CLO collateral managers. CLO investments may be riskier and less transparent to the Company than direct investments in underlying companies. CLOs typically will have no significant assets other than their underlying senior secured loans. Therefore, payments on CLO investments are and will be payable solely from the cash flows from such senior secured loans.
The Company’s portfolio consists of residual interests investments in CLOs, which involve a number of significant risks. CLOs are typically very highly levered (10 - 14 times), and therefore the residual interest tranches that the Company invest in are subject to a higher degree of risk of total loss. In particular, investors in CLO residual interests indirectly bear risks of the underlying loan

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Pathway Energy Infrastructure Fund, Inc                                 18

investments held by such CLOs. The Company generally have the right to receive payments only from the CLOs, and generally do not have direct rights against the underlying borrowers or the entity that sponsored the CLO. While the CLOs the Company targets generally enable the investor to acquire interests in a pool of senior loans without the expenses associated with directly holding the same investments, the Company’s prices of indices and securities underlying CLOs will rise or fall. These prices (and, therefore, the prices of the CLOs) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. The failure by a CLO investment in which the Company invest to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to the Company. In the event that a CLO fails certain tests, holders of debt senior to the Company may be entitled to additional payments that would, in turn, reduce the payments the Company would otherwise be entitled to receive. Separately, the Company may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting CLO or any other investment the Company may make. If any of these occur, it could materially and adversely affect the Company’s operating results and cash flows.

The interests the Company have acquired in CLOs are generally thinly traded or have only a limited trading market. CLOs are typically privately offered and sold, even in the secondary market. As a result, investments in CLOs may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLO residual interests carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fact that the Company’s investments in CLO tranches will likely be subordinate to other senior classes of note tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO investment or unexpected investment results. The Company’s net asset value may also decline over time if the Company’s principal recovery with respect to CLO residual interests is less than the price that the Company paid for those investments. The Company’s CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on its value.

An increase in LIBOR would materially increase the CLO’s financing costs. Since most of the collateral positions within the CLOs have LIBOR floors, there may not be corresponding increases in investment income (if LIBOR increases but stays below the LIBOR floor rate of such investments) resulting in materially smaller distribution payments to the residual interest investors.

If the Company acquires more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including residual interest tranche investments in a CLO investment treated as a CFC), for which the Company is treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to its pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains). The Company is required to include such deemed distributions from a CFC in its income and the Company is required to distribute such income to maintain its RIC status regardless of whether or not the CFC makes an actual distribution during such year.

If the Company acquires shares in “passive foreign investment companies” (“PFICs”) (including residual interest tranche investments in CLOs that are PFICs), the Company may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend to its stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require the Company to recognize its share of the PFICs income for each year regardless of whether the Company receives any distributions from such PFICs. The Company must nonetheless distribute such income to maintain its status as a RIC.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, the Company could realize significantly less than the value at which the Company has recorded it.

Note 4. Capital
The Company offers three classes of shares: Class R shares, Class RIA shares and Class I shares. Class R shares are available to the general public. Class RIA shares are only available to accounts managed by registered investment advisers. Class I shares are available for purchase only through (1) fee-based programs, also known as wrap accounts, of investment dealers, (2) participating broker-dealers that have alternative fee arrangements with their clients, (3) certain registered investment advisers or (4) bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers. These classes

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Pathway Energy Infrastructure Fund, Inc                                 19

of shares differ only with respect to the sales load purchasers in the offering must pay, as follows:

•For Class R shares, purchasers pay selling commissions of up to 6.0% and dealer manager fees of 2.0%;
•For Class RIA shares, purchasers pay dealer manager fees of 2.0%, but no selling commissions; and
•For Class I shares, purchasers pay no selling commissions or dealer manager fees.

The Company’s authorized stock consists of 200,000,000 shares of stock, par value $0.01 per share, all of which are initially designated as common stock comprising 180,000,000 of Class R shares, 10,000,000 of Class RIA shares and 10,000,000 of Class I shares. Each class of shares has identical voting and distributions rights, and bear its own pro rata portion of the Company’s expenses and have the same net asset value.

On July 24, 2014, the Company entered into a stock purchase agreements with the Adviser. The Adviser contributed cash consideration of $40,006 to purchase 2,899 Class I common shares at $13.80 per share.

Transactions in shares of common stock were as follows during the year ended June 30, 2016:

Year ended June 30, 2016	Class R Shares		Class RIA Shares		Class I Shares		Total
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	430,231	$6,398,454	993	$14,000	9,420	$130,000	440,644	$6,542,454
Shares issued from reinvestment of distributions	9,368	122,908	38	386	427	5,592	9,833	128,886
Net increase from capital transactions	439,599	$6,521,362	1,031	$14,386	9,847	$135,592	450,477	$6,671,340

Beginning with the quarter ended September 30, 2016, which is the calendar quarter ended following the one-year anniversary of the date that the Company met the Minimum Offering Requirement, and on a quarterly basis thereafter, the Company may offer to repurchase shares. The Company will not be required to repurchase shares and will only do so on such terms as may be determined by the Board.

Note 5. Revolving Credit Facility
On August 25, 2015, we closed on a credit facility with BNP Paribas Prime Brokerage International, Ltd. (the “Revolving Credit Facility”). The Revolving Credit Facility included an accordion feature which allowed commitments to be increased up to $25,000,000 in the aggregate. Interest on borrowings under the Revolving Credit Facility is three-month LIBOR plus 120 basis points with no minimum LIBOR floor.

As of June 30, 2016, we had $2,042,137 available to us for borrowing under the Revolving Credit Facility, of which the amount outstanding was $1,250,000. As additional eligible investments are pledged under the Revolving Credit Facility, we will generate additional availability up to the current commitment amount of $25,000,000. As of June 30, 2016, the investments, used as collateral for the Revolving Credit Facility had an aggregate fair value of $7,114,663 which represents 85% of our total investments.

The agreement governing our credit facility requires us to comply with certain financial and operational covenants. These covenants include:

•	Restrictions on the level of indebtedness that we are permitted to incur in relation to the value of our assets;

•	Restrictions on our ability to incur liens; and

•	Maintenance of a minimum level of stockholders’ equity.
As of June 30, 2016, we were in compliance with these covenants. However, our continued compliance with these covenants depends on many factors, some of which are beyond our control. Accordingly, there are no assurances that we will continue to comply with the covenants in our credit facility. Failure to comply with these covenants would result in a default under this facility which, if we were unable to obtain a waiver from the lenders thereunder, could result in an acceleration of repayments under the facility and thereby have a material adverse impact on our business, financial condition and results of operations.
During the year ended June 30, 2016, we recorded $10,716 of interest expense related to our revolving credit facility.

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Pathway Energy Infrastructure Fund, Inc                                 20

Note 6. Transactions with Affiliates
Investment Advisory Agreement
On September 2, 2014, the Company entered into an investment advisory agreement (the “Investment Advisory Agreement”) with the Adviser. The Adviser manages the day-to-day investment operations of, and provides investment advisory services to, the Company. For providing these services, the Adviser is paid a base management fee and an incentive fee. The base management fee, payable quarterly in arrears, is calculated at an annual rate of 2.0% based on the average of the total assets as of the end of the two most recently completed calendar quarters. The Company also pays routine non-compensation overhead expenses of the Adviser in an amount up to 0.0625% per quarter (0.25% annualized) of the Company’s average total assets. The incentive fee is calculated and payable quarterly in arrears based on the Company’s pre-incentive fee net investment income for the immediately preceding quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees received) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, expenses reimbursed under the Investment Advisory Agreement, the administration agreement and the investor services agreement, any interest expense and dividends paid on any issued and outstanding preferred shares, but excluding the organization and offering expenses and incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, is compared to the preferred return rate of 1.5% per quarter (6.0% annualized). The Company pays the Adviser an incentive fee with respect to its pre-incentive fee net investment income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the preferred return rate; (2) 100% of the pre-incentive fee net investment income, if any, that exceeds the preferred return rate but is less than 1.875% in any calendar quarter (7.5% annualized); and (3) 20.0% of the pre-incentive fee net investment income, if any, that exceeds 1.875% in any calendar quarter. These calculations are appropriately pro-rated for any period of less than three months. For the year ended June 30, 2016, there was $112,939 of base management fees charged and no incentive fees charged.

Expense Support and Conditional Reimbursement Agreement
On March 29, 2016, we entered into a Third Amended and Restated Expense Support and Conditional Reimbursement Agreement (the “Expense Support Agreement”), which became effective as of the quarter ended June 30, 2016, with our Adviser, whereby our Adviser has agreed to reimburse us for operating expenses in an amount equal to the difference between distributions to our stockholders for which a record date has occurred in each quarter less the sum of our net investment income, the net realized capital gains/losses and dividends and other distributions paid to us from our portfolio investments during such period (“Expense Support Reimbursement”). To the extent that there are no dividends or other distributions to our stockholders for which a record date has occurred in any given quarter, then the Expense Support Reimbursement for such quarter is equal to such amount necessary in order for available operating funds for the quarter to equal zero. Available operating funds is the sum of (i) our net investment income (minus any reimbursement payments payable to our Adviser), (ii) our net realized capital gains/losses and (iii) dividends and other distributions paid to us on account of our portfolio investments. Prior to the the third restatement of the Expense Support Agreement on March 29, 2016, gross unrealized losses were included in the calculation of available operating funds, as a reduction to available operating funds. The terms of the Expense Support Agreement commenced with the calendar quarter ended March 31, 2014 and continue quarterly thereafter until the date upon which the public offering period of shares of common stock ends, unless extended mutually by us and our Adviser. Any payments required to be made by our Adviser under the Expense Support Agreement (an “Expense Payment”) for any quarter shall be paid by our Adviser to us in any combination of cash or other immediately available funds, and/or offsets against amounts otherwise due from us to our Adviser, no later than the earlier of (i) the date on which we close our books for such quarter and (ii) sixty days after the end of such quarter, or at such later date as determined by us (the “Expense Payment Date”). We have a conditional obligation to reimburse our Adviser for any amounts funded by our Adviser under the Expense Support Agreement. Following any calendar quarter in which available operating funds in such calendar quarter exceed the cumulative distributions to stockholders for which a record date has occurred in such calendar quarter (“Excess Operating Funds”) on a date mutually agreed upon by our Adviser and us (each such date, a “Reimbursement Date”), we shall pay such Excess Operating Funds, or a portion thereof, to the extent that we have cash available for such payment, to our Adviser until such time as all Expense Payments made by our Adviser to us have been reimbursed; provided that (i) the operating expense ratio as of such Reimbursement Date is equal to or less than the operating expense ratio as of the Expense Payment Date attributable to such specified Expense Payment; (ii) the annualized distribution rate, which includes all regular cash distributions paid and excludes special distributions or the effect of any stock dividends paid, as of such Reimbursement Date is equal to or greater than the annualized distribution rate as of the Expense Payment Date attributable to such specified Expense Payment; and (iii) such specified Expense Payment Date is not earlier than three years prior to the Reimbursement Date. The

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Pathway Energy Infrastructure Fund, Inc                                 21

purpose of the Expense Support Agreement is to minimize such distributions from us being characterized as returns of capital for U.S. GAAP purposes and to reduce operating expenses until we have raised sufficient capital to be able to absorb such expenses. However, such distributions may still be characterized as a return of capital for U.S. federal income tax purposes.

The following table provides information regarding liabilities incurred by the Adviser pursuant to the Expense Support Agreement:

Period Ended	Expense Support Payments Due from Adviser	Expense Support Payments Reimbursed to Adviser	Unreimbursed Support Payments	Operating Expense Ratio(1)	Annualized Distribution Rate(2)	Eligible to be Repaid Through
September 30, 2014	$161,671	—	$161,671	N/A	N/A	September 30, 2017
December 31, 2014	470,161	—	470,161	N/A	N/A	December 31, 2017
March 31, 2015	401,480	—	401,480	N/A	N/A	March 31, 2018
June 30, 2015	288,510	—	288,510	16.39%	N/A	June 30, 2018
September 30, 2015	397,382	—	397,382	8.52%	6.00%	September 30, 2018
December 31, 2015	320,756	—	320,755	8.66%	6.00%	December 31, 2018
March 31, 2016	344,176	—	334,176	7.36%	6.00%	March 31, 2019
June 30, 2016	119,048	—	126,468	3.52%	6.00%	June 30, 2019
		Total	$2,500,603

(1)Operating expense ratio is as of the date the expense support payment obligation was incurred by the Adviser and includes all expenses borne by the Company, except for organizational and offering expenses, base management fees, and any interest expense attributable to indebtedness incurred by the Company.

(2)Annualized distribution rate equals the annualized rate of distributions to stockholders based on the amount of the regular dividends paid immediately prior to the date the expense support payment obligation was incurred by the Adviser. Annualized distribution rate does not include bonus dividends paid to stockholders.

During the year ended June 30, 2016, the Adviser paid the Company $2,374,135 for expense support pursuant to the Expense Support Agreement. As of June 30, 2016, $126,468 of expense support is due from the Adviser to the Company, which is presented net of amounts due to the Adviser, on the Statement of Assets and Liabilities.

Administration Agreement
On September 2, 2014, the Company entered into an administration agreement (the “Administration Agreement”) with Prospect Administration LLC (the “Administrator”), an affiliate of the Adviser. The Administrator performs, oversees and arranges for the performance of administrative services necessary for the operation of the Company. These services include, but are not limited to, accounting, finance and legal services. For providing these services, facilities and personnel, the Company reimburses the Administrator for the Company’s actual and allocable portion of expenses and overhead incurred by the Administrator in performing its obligations under the Administration Agreement, including rent and the Company’s allocable portion of the costs of its Chief Financial Officer and Chief Compliance Officer and his staff. For the year ended June 30, 2016, administrative costs incurred by the Company to the Administrator were $398,676. As of June 30, 2016, $30,148 was payable to the Administrator.

Investor Services Agreement
The Company also entered into an investor services agreement (the “Investor Services Agreement”) under which the Company reimburses BHH for providing investor relations support and related back-office services with respect to the Company’s investors.

Commissions and fees on shares sold
Provasi Securities, LP (the “Dealer Manager”), an indirect wholly-owned subsidiary of BHH, acts as dealer manager for the offering and manages a group of participating broker-dealers, including other unaffiliated broker-dealers who enter into participating broker-dealer agreements with the Dealer Manager. The Company has agreed to pay the Dealer Manager selling commissions in the amount of 6.0% of the selling price of each Class R share for which a sale is completed from the shares offered in the offering.

As compensation for acting as the Dealer Manager, the Company has agreed to pay the Dealer Manager a dealer manager fee in the amount of 2.0% of the selling price of each Class R share for which a sale is completed from the Class R or RIA Shares offered in the Offering. The Dealer Manager is expected to re-allow the full amount of selling commissions to participating broker-dealers and may re-allow up to 1.15% of the dealer manager fee to participating broker-dealers for reimbursement of marketing expenses.

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Pathway Energy Infrastructure Fund, Inc                                 22

For the year ended June 30, 2016, fees and expenses incurred by the Company related to its affiliates or subsidiaries of its affiliates were as follows:

Related Party	Source Agreement	Description	Expense	Payable (Receivable)
Pathway Energy Infrastructure Management, LLC	Investment Advisory Agreement	Base management fee(1)	$112,939	$(2,201)
Prospect Administration LLC	Administration Agreement	Administrator fee	398,676	30,148
Behringer Harvard Priority Investor Services	Dealer Manager Agreement	Commissions and fees on shares sold(2)	461,367	—
Pathway Energy Infrastructure Management, LLC	Investment Advisory Agreement	Routine non-compensation overhead expenses(3)	14,117	(600)
Behringer Harvard Holdings, LLC	Investor Services Agreement	Investor services fee(4)	101,516	25,000
(1) Presented net as part of due from adviser on the Statement of Assets and Liabilities.
(2)During the year ended ended June 30, 2016, selling commissions were $343,715 and dealer-manager fees were $117,652.
(3) Presented net as part of due from adviser on the Statement of Assets and Liabilities and as part of Adviser shared service expense in the Statement of Operations.
(4) Presented net as part of due from adviser on the Statement of Assets and Liabilities as a component of operating expenses paid by the Adviser on behalf of the Company and as part of Adviser shared service expense in the Statement of Operations.
Offering Costs
The Adviser, on behalf of the Company, paid or incurred offering costs of $302,774 during the year ended June 30, 2016. Offering costs incurred for the six-months ended December 31, 2015, which was $211,321, were charged against additional paid-in capital. As of January 1, 2016 the Company changed its accounting policy related to offering costs and they are deferred to assets when incurred and amortized over a 12 month period on a straight line basis. As of June 30, 2016, $83,070 remains as a deferred asset on the Statement of Assets and Liabilities, while $175,380 has been amortized to expense in the Statement of Operations.

As of June 30, 2016, total due to the Adviser for organization, offering, and operating expenses paid on behalf of the Company was $1,522,498, which is broken out as follows:

Fiscal Year Ended	Organization and Offering Costs (“O&O”)	Operating Expenses (“OpEx”) paid on behalf of the Fund	Total Due to Adviser for O&O and OpEx paid on behalf of the Fund
June 30, 2013	$597,784	$—	$597,784
June 30, 2014	339,610	—	339,610
June 30, 2015	364,065	430,164	794,229
June 30, 2016	302,773	352,918	655,691
Reimbursements made during 2016	(129,992)	(734,825)	(864,817)
	$1,474,240	$48,257	$1,522,497

Upon achieving the Minimum Offering Requirement, the Adviser was entitled to receive up to 5.0% of the gross proceeds from the offering as reimbursement for organizational and offering expenses that it has funded, until all of the organizational and offering costs incurred and/or paid by the Adviser have been recovered. On September 2, 2014, the Adviser agreed to reduce such reimbursement and accept a maximum of 2.0% of the gross proceeds of the offering of the Company’s securities until all of the organizational and offering expenses incurred and/or paid by the Adviser have been recovered.

Payments by Adviser
During the year ended June 30, 2016, the Adviser made a payment to the Company in the amount of $17,221, which was calculated as a reasonable rate of interest that could have been charged on amounts owed from the Adviser to the Company during the period from September 2, 2014 through September 30, 2015.

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Pathway Energy Infrastructure Fund, Inc                                 23

Co-Investments
On February 10, 2014, the Company received an exemptive order from the SEC (the “Order”) that gave it the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed by the Adviser or certain affiliates, including Prospect Capital Corporation and Priority Income Fund, Inc., subject to the conditions included therein. Under the terms of the relief permitting the Company to co-invest with other funds managed by the Company’s Adviser or its affiliates, a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Company’s independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to the Company and its stockholders and do not involve overreaching of the Company or its stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of the Company’s stockholders and is consistent with the Company’s investment objective and strategies. In certain situations where co-investment with one or more funds managed by the Adviser or its affiliates is not covered by the Order, such as when there is an opportunity to invest in different securities of the same issuer, the personnel of the Adviser or its affiliates will need to decide which fund will proceed with the investment. Such personnel will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. Moreover, except in certain circumstances, when relying on the Order, the Company will be unable to invest in any issuer in which one or more funds managed by the Adviser or its affiliates has previously invested.

As of June 30, 2016, the Company and Priority Income Fund, Inc. (“PRIS”), a closed-end fund managed by an affiliate of Prospect Capital Management, both hold Carlyle Global Market Strategies CLO 2012-4, Ltd., GoldenTree 2013-7A, Madison Park Funding XIII, Ltd., Madison Park Funding XIV, Ltd., Octagon Investment Partners XXI, Ltd., Voya IM CLO 2013-1, Ltd., and Voya CLO 2016-1, Ltd. These are not considered co-investments pursuant to the Order as they were purchased on the secondary market.

Allocation of Expenses
For CLOs, the cost of valuation services with regard to such investments is initially borne by PRIS, which then allocates to the Company its proportional share of such expense. During the year ended June 30, 2016, PRIS has incurred $6,881 in expenses related to valuation services that are attributable to the Company. The Company reimbursed PRIS for these expenses.

Officers and Directors
Certain officers and directors of the Company are also officers and directors of the Adviser and its affiliates. There were no fees paid to the independent directors of the Company as the Company did not exceed the minimum net asset value required (i.e., greater than $100 million) to receive a fee for the year ended June 30, 2016. The officers do not receive any direct compensation from the Company.

Note 7. Dividends and Distributions
Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP.

The following table reflects the distributions per share that the Company declared or paid to its stockholders during the year ended June 30, 2016. Stockholders of record as of each respective record date were or will be entitled to receive the distribution.

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Pathway Energy Infrastructure Fund, Inc                                 24

Record Date	Payment Date	Total Amount per Share(a)	Amount Distributed
October 2, 2015	October 5, 2015	$0.09616	$25,464
October 6, 16, 23, and 30, 2015	November 2, 2015	0.06904	19,320
November 6, 13, 20, and 27, 2015	November 30, 2015	0.06904	21,701
December 4, 11, 18, and 28, 2015	December 29, 2015	0.06904	24,756
January 4, 8, 15, 22, and 29, 2016	February 1, 2016	0.08630	32,022
February 5, 12, 19 and 26, 2016	February 29, 2016	0.06904	27,338
March 4, 11, 18 and 28, 2016	March 29, 2016	0.06904	28,793
April 1, 8, 15, 22, and 29, 2016	May 2, 2016	0.08630	37,652
May 6, 13, 20, and 27, 2016	May 31, 2016	0.06904	30,950
June 3, 10, 17 and 24, 2016	June 27, 2016	0.06904	31,854
Total declared and distributed for the year ended June 30, 2016			$279,850

(a)Total amount per share represents the total distribution rate for the record dates indicated.

Dividends and distributions to stockholders are recorded on the record date. The table above includes distributions with record dates during the periods ended June 30, 2016 and does not include distributions previously declared to stockholders of record on any future dates, as those amounts are not yet determinable. The following dividends were previously declared and will be payable subsequent to June 30, 2016 universally for Class R, Class RIA, and Class I shares:

Record Date	Payment Date	Total Amount per Share(a)
July 1, 8, 15, 22 and 29, 2016	August 1, 2016	$0.08630
August 5, 12, 19, and 26, 2016	August 29, 2016	0.06904
September 2, 9, 16, 23 and 30, 2016	October 3, 2016	0.08630

(a)Total amount per share represents the total distribution rate for the record dates indicated.

The Company may fund its distributions to stockholders from any sources of funds available, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and expense reimbursements from the Adviser, which may constitute a return of capital and reduce the amount of capital available to the Company for investment. Any capital returned to stockholders through dividends will be distributed after payment of fees and expenses.

Following commencement of the Company’s continuous public offering, substantial portions of the Company’s dividends to stockholders have been funded through reimbursement of operating expenses by the Adviser that are subject to repayment by the Company. The purpose of this arrangement was to ensure that no portion of the Company’s dividends to stockholders was paid from offering proceeds. Any such dividends funded through Expense Payments were not based on the Company’s investment performance. The reimbursement of these Expense Payments owed to the Adviser will reduce the future distributions to which stockholders would otherwise be entitled. For the year ended June 30, 2016, the Company was not obligated to repay any amounts to the Adviser for Expense Payments. There can be no assurance that the Company will achieve the performance necessary to sustain its dividends or that the Company will be able to pay dividends at a specific rate or at all.

The Company has adopted an “opt in” distribution reinvestment plan pursuant to which stockholders may elect to have the full amount of distributions reinvested in additional shares. Stockholders will receive distributions in cash unless specifically “opting in” to the distribution reinvestment plan to have cash distributions reinvested in additional shares of the Company. Reinvested distributions will purchase shares at a price equal to 95% of the price that shares are sold in the offering at the closing immediately following the distribution payment date. There will be no selling commissions, dealer manager fees or other sales charges for shares issued under the distribution reinvestment plan.

Note 8. Income Taxes
The information presented in this footnote is based on both the fiscal and tax year ended June 30, 2016.

For income tax purposes, dividends paid and distributions made to shareholders are reported as ordinary income, capital gains,

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Pathway Energy Infrastructure Fund, Inc                                 25

non-taxable return of capital, or a combination thereof. The tax character of dividends paid to shareholders during the year ended June 30, 2016 was as follows:

Year Ended June 30, 2016
Ordinary income	$279,850
Capital gain	—
Return of capital	—
$279,850

While the tax character of dividends paid to shareholders for the year ended June 30, 2016 is expected to be characterized as ordinary income, the final determination of the tax character of dividends for this period will not be made until we file our tax returns for the tax year ended June 30, 2016.

Taxable income generally differs from GAAP net income resulting from operations for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized gains or losses, as unrealized gains or losses are generally not included in taxable income until they are realized. The following reconciles the GAAP net income resulting from operations to taxable income for the year ended June 30, 2016:

Year Ended June 30, 2016
Net increase in net assets resulting from operations	$404,519
GAAP to tax related difference from investments in CLOs	(5,273)
Net unrealized depreciation on investments	9,428
Excise tax expense	12,432
Amortization of offering costs	175,380
$596,486

Capital losses in excess of capital gains earned in a tax year may generally be carried forward indefinitely and used to offset capital gains, subject to certain limitations and are allowed to retain their character as either short-term or long-term losses. As such, the capital loss carryforwards generated by us from inception will not be subject to expiration. As of June 30, 2016, we did not have any capital loss carryforwards available for use in later tax years.

As of June 30, 2016, the cost basis of investments for tax purposes was $8,381,625 resulting in estimated gross unrealized appreciation and depreciation of $246,596 and $249,355, respectively

In general, we may make certain adjustments to the classification of net assets as a result of permanent book-to-tax differences, which may differences in the book and tax basis of certain assets and liabilities, amortization of offering costs and nondeductible federal excise taxes, among other items. During the year ended June 30, 2016 we increased undistributed net investment income by $187,812 and decreased additional paid in capital by $187,812.

Note 9. Concentration and Credit Risk

We anticipate that our portfolio will be comprised primarily of income-oriented securities, which includes debt securities and income-focused preferred and common equity interests, of private or public Energy Companies within North America. We will dynamically allocate our assets in varying types of investments based on our analysis of the credit markets, which may result in our portfolio becoming more concentrated in particular types of credit instruments (such as senior secured floating rate loans) and less invested in other types of credit instruments. These securities will be generally rated below investment grade by rating agencies or would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “high yield” or “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. We currently intend to initially weight our portfolio towards senior secured and unsecured debt.

Cash held at financial institutions, at times, may exceed the amount insured by the Federal Deposit Insurance Corporation. The Company’s portfolio may be concentrated in a limited number of investments in CLO vehicles, which is subject to a risk of loss

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Pathway Energy Infrastructure Fund, Inc                                 26

if that sector experiences a market downturn. The Company is subject to credit risk in the normal course of pursuing its investment objectives. The Company’s maximum risk of loss from credit risk for portfolio investments is the inability of the CLO collateral managers to return up to the cost value due to loan defaults occurring in the underlying CLOs.

As the interest rate on our revolving credit facility is at a variable rate based on an index, an increase in interest rates would make it more expensive to use debt to finance our investments. As a result, an increase in market interest rates could both reduce the value of our portfolio investments and increase our cost of capital, which could reduce our net investment income or net increase in net assets resulting from operations.

If one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, a bankruptcy court might recharacterize our debt holding as an equity investment and subordinate all or a portion of our claim to that of other creditors. In addition, lenders can be subject to lender liability claims for actions taken by them where they become too involved in the borrower’s business or exercise control over the borrower. For example, we could become subject to a lender’s liability claim, if, among other things, we actually render significant managerial assistance.

Note 10. Commitments and Contingencies
The Company has a conditional obligation to reimburse the Adviser for any amounts funded by the Adviser under the Expense Support Agreement if (and only to the extent that), following any fiscal quarter occurring within three years of the date on which the Adviser incurred the liability for such amount, Available Operating Funds exceeds the distributions paid by the Company to stockholders to the extent that the Company has cash available for such payment. The Company will only make reimbursement payments if its operating expense ratio is equal to or less than its operating expense ratio at the time the corresponding expense payment was incurred and if the annualized rate of the Company’s regular cash distributions to stockholders is equal to or greater than the annualized rate of its regular cash distributions to stockholders at the time the corresponding expense payment was incurred. No reimbursement will be paid to the Adviser more than three years after such corresponding expense payment was incurred. The Company is unable to estimate the amount that would be reimbursable to the Adviser at the time the above event occurs. However, the maximum exposure to the Company is the total of the Expense Payments from the Adviser. As of June 30, 2016, the amount of expense support that is conditionally reimbursable by the Company to the Adviser is $2,500,603.

The Company is not currently subject to any material legal proceedings and, to the Company’s knowledge, no material legal proceedings are threatened against the Company. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, the Company does not expect that any such proceedings will have a material adverse effect upon its financial condition or results of operations.

Note 11. Financial Highlights
The following is a schedule of financial highlights for the period ended June 30, 2016. Although the Company offers three classes of shares, the difference is only with respect to the sales load purchasers in the offering must pay. Each class of shares has identical voting and distributions rights, and bears its own pro rata portion of the Company’s expenses and has the same net asset value. As such, the financial highlights is presented for the Company as a whole.

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Pathway Energy Infrastructure Fund, Inc                                 27

Year Ended
June 30, 2016
Per share data:
Net asset value, beginning of year(a)	$13.80

Net investment income(b)	1.21
Net unrealized loss(b)	(0.03)
Net increase in net assets resulting from operations	1.18
Dividends to stockholders from net investment income(d)	(0.75)
Offering costs(b)	(0.62)
Other(c)	(0.80)
Net asset value, end of year	$12.81

Total return, based on NAV(e)	(1.75)%
Supplemental Data:
Net assets, end of year	$5,976,355
Ratio to average net assets:
Expenses without reimbursements	36.65%
Expenses after reimbursements	3.41%
Net investment income	11.50%

Portfolio turnover	4.27%

(a)Represents the net offering price per share at on June 30, 2015. On August 25, 2015, the Company satisfied its minimum offering requirement by raising over $2.5 million from selling shares to persons not affiliated with the Company or the Adviser (the “Minimum Offering Requirement”), and as a result, broke escrow and commenced making investments.

(b)Calculated based on weighted average shares outstanding.
(c)The amount shown represents the balancing figure derived from the other figures in the schedule.
(d)The per share data for dividends is the actual amount of dividends paid or payable per share of common stock outstanding during the year. Dividends per share are rounded to the nearest $0.01.
(e)Total return is based upon the change in net asset value per share between the opening and ending net asset values per share during the period and assumes that dividends are reinvested in accordance with the Company’s dividend reinvestment plan. The computation does not reflect the sales load for any class of shares. Total return based on market value is not presented since the Company’s shares are not publicly traded.

Note 12. Subsequent Events
On June 20, 2016, the Board declared a regular distribution to stockholders in the amount of $0.01726 per share per week to stockholders of record as of July 1, 8, 15, 22, and 29 to be paid on August 1, 2016.

On June 20, 2016, the Board declared a regular distribution to stockholders in the amount of $0.01726 per share per week to stockholders of record as of August 5, 12, 19, and 26 to be paid on August 29, 2016.

On June 20, 2016, the Board declared a regular distribution to stockholders in the amount of $0.01726 per share per week to stockholders of record as of September 2, 9, 16, 23, and 30 to be paid on October 3, 2016.

During the period from June 30, 2016 through August 29, 2016, we have raised $350,295 of capital, net of offering proceeds, through the issuance of 25,384 shares.

During the period from June 30, 2016 through August 29, 2016, we made two additional investments in existing bond investments totaling $126,000.

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Pathway Energy Infrastructure Fund, Inc                                 28

DISTRIBUTION REINVESTMENT PLAN
Subject to the Company’s Board of Directors’ discretion and applicable legal restrictions, the Company has and intends to continue to authorize and declare ordinary cash distributions on a quarterly basis and pay such distributions on a monthly basis. The Company has adopted an “opt in” distribution reinvestment plan pursuant to which stockholders may elect to have the full amount of their cash distributions reinvested in additional shares. Any distributions of the Company’s shares pursuant to the Company’s distribution reinvestment plan are dependent on the continued registration of the Company’s securities or the availability of an exemption from registration in the recipient’s home state. Participants in the Company’s distribution reinvestment plan are free to elect or revoke reinstatement in the distribution plan within a reasonable time as specified in the plan. If stockholders do not elect to participate in the plan, stockholders will automatically receive any distributions the Company declares in cash. For example, if the Company’s Board of Directors authorizes, and the Company declares, a cash distribution, then if stockholders have “opted in” to the Company’s distribution reinvestment plan, those stockholders will have their cash distributions reinvested in additional shares, rather than receiving cash distributions. During this offering, the Company generally intends to coordinate distribution payment dates so that the same price that is used for the closing date immediately following such distribution payment date will be used to calculate the purchase price for purchasers under the distribution reinvestment plan. In such case, stockholders reinvested distributions will purchase shares at a price equal to 95% of the price that shares are sold in the offering at the closing immediately following the distribution payment date. Shares issued pursuant to the Company’s distribution reinvestment plan will have the same voting rights as shares offered pursuant to the prospectus.

If stockholders wish to receive their distribution in cash, no action will be required on their part to do so. If stockholders are a registered stockholders, they may elect to have their entire distribution reinvested in shares by notifying DST Systems, Inc., the reinvestment agent, and the Company’s transfer agent and registrar, in writing so that such notice is received by the reinvestment agent no later than the record date for distributions to stockholders. If stockholders elect to reinvest their distributions in additional shares, the reinvestment agent will set up an account for shares stockholders acquire through the plan and will hold such shares in non-certificated form. If stockholders shares are held by a broker or other financial intermediary, stockholders may “opt in” to the Company’s distribution reinvestment plan by notifying their broker or other financial intermediary of their election.

The Company has and intends to use newly issued shares to implement the plan and determine the number of shares the Company will issue to stockholders as follows:

To the extent the Company’s shares are not listed on a national stock exchange or quoted on an over-the-counter market or a national market system (collectively, an “Exchange”):

•
during any period when the Company is making a “best-efforts” public offering of the Company’s shares, the number of shares to be issued to stockholders shall be determined by dividing the total dollar amount of the distribution payable to stockholders by a price equal to 95% of the price that the shares are sold in the offering at the closing immediately following the distribution payment date; and

•
during any period when the Company is not making a “best-efforts” offering of the Company’s shares, the number of shares to be issued to stockholders shall be determined by dividing the total dollar amount of the distribution payable to stockholders by a price equal to the net asset value as determined by the Company’s Board of Directors.

To the extent the Company’s shares are listed on an Exchange, the number of shares to be issued to stockholders shall be determined by dividing the total dollar amount of the distribution payable to stockholders by the market price per share of the Company’s shares at the close of regular trading on such Exchange on the valuation date fixed by the Company’s Board of Directors for such distribution.

There will be no selling commissions, dealer manager fees or other sales charges to stockholders if they elect to participate in the distribution reinvestment plan. The Company will pay the reinvestment agent’s fees under the plan.

If stockholders receive their ordinary cash distributions in the form of shares, stockholders generally are subject to the same federal, state and local tax consequences as they would be had they elected to receive their distributions in cash. stockholders’ basis for determining gain or loss upon the sale of shares received in a distribution from the Company will be equal to the total dollar amount of the distribution payable in cash. Any shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to stockholders’ account.

2016 ANNUAL REPORT
Pathway Energy Infrastructure Fund, Inc                                 29

MANAGEMENT
Our Board of Directors oversees our management. Our Board of Directors currently consists of five members, three of whom are not “interested persons” of us as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. M. Grier Eliasek is considered an interested person of us as a result of his position as President and Chief Executive Officer of us and President and Chief Operating Officer of our Adviser, and his executive positions at certain affiliates of our Adviser, and Robert S. Aisner is considered an interested person of us as a result of his executive positions at certain affiliates of our Adviser. Our Board of Directors elects our officers, who serve at the discretion of our Board of Directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. Our Board of Directors has also established an Audit Committee and a Nominating and Corporate Governance Committee and may establish additional committees in the future.

Our directors and officers and their principal occupations during the past five years are set forth below. Our prospectus includes additional information about our directors and is available, without charge, upon request by calling (212) 448-0702.

Board of Directors and Executive Officers
Directors
Information regarding the Board of Directors is as follows:

Name and Age	Position Held with the Company	Term and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Interested Directors
M. Grier Eliasek, 43	Director, Chairman of the Board, Chief Executive Officer and President	Class III Director since July 2012; Term expires 2016	President and Chief Operating Officer of our Adviser, President and Chief Operating Officer of Prospect Capital Corporation, Managing Director of Prospect Capital Management and Prospect Administration.	3	Prospect Capital Corporation and Priority Income Fund, Inc.
Robert S. Aisner, 69	Director	Class II Director since July 2012; Term expires 2018	Executive positions of the following entities: Behringer Harvard REIT I, Inc., Behringer Harvard Opportunity REIT I, Inc., Behringer Harvard Opportunity REIT II, Inc., Behringer Harvard Multifamily REIT I, Inc., Behringer Harvard Holdings, Adaptive Real Estate Income Trust, Inc.	2
Behringer Harvard REIT I, Inc., Behringer Harvard Opportunity REIT I, Inc., Behringer Harvard Opportunity REIT II,  Inc., Behringer Harvard Multifamily REIT I, Inc., Adaptive Real Estate Income Trust, Inc. and Priority Income Fund, Inc.

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Pathway Energy Infrastructure Fund, Inc                                 30

Name and Age	Position Held with the Company	Term and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors
Andrew C. Cooper, 54	Director	Class III Director since October 2012; Term expires 2016	Mr. Cooper is an entrepreneur, who over the last 15 years has founded, built, run and sold three companies. He is Co-Chief Executive Officer of Unison Energy, LLC, a company that develops, owns and operates distributed combined heat and power co-generation solutions.	3	Prospect Capital Corporation and Priority Income Fund, Inc.
William J. Gremp, 73	Director	Class II Director since October 2012; Term expires 2018	Mr. Gremp has been responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co. from 1999 to present.	3	Prospect Capital Corporation and Priority Income Fund, Inc.
Eugene S. Stark, 58	Director	Class I Director since October 2012; Term expires 2017	Principal Financial Officer, Chief Compliance Officer and Vice President-Administration of General American Investors Company, Inc. from May 2005 to present.	3	Prospect Capital Corporation and Priority Income Fund, Inc.

The address for each of our directors is c/o Pathway Energy Infrastructure Fund, Inc, 10 East 40th Street, 42nd Floor, New York, NY 10016.

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Pathway Energy Infrastructure Fund, Inc                                 31

Executive Officers Who Are Not Directors

Name and Age	Position	Term	Principal Occupation(s) During Past Five Years
Michael D. Cohen, 41	Executive Vice President	Since July 2012
Executive Vice President of Priority Senior Secured Income Management, LLC and of a number of other entities affiliated with Behringer Harvard; Executive Vice President of Priority Income Fund, Inc., Director of Behringer Harvard Opportunity REIT II, Inc., President and Director of Behringer Harvard Opportunity REIT I, Inc.

Brian H. Oswald, 55	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary	Since December 2014
Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of Prospect Capital Corporation and a Managing Director of Prospect Administration since November 2008. Mr. Oswald is also the Chief Financial Officer, Chief Compliance Officer, and Secretary of Priority Income Fund, Inc.

Compensation of Directors
The following table sets forth compensation of our directors for the year ended June 30, 2016.

Name	Fees Earned(1)	All Other Compensation(2)	Total
Interested Directors
M. Grier Eliasek	$—	$—	$—
Robert S. Aisner	—	—	—
Independent Directors
Andrew C. Cooper	—	—	—
William J. Gremp	—	—	—
Eugene S. Stark	—	—	—
(1)For a discussion of the independent directors’ compensation, see below.
(2)We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

Prior to meeting our minimum offering requirement, our directors are not entitled to compensation. Subsequent to meeting our minimum offering requirement, our directors who do not also serve in an executive officer capacity for us or our Adviser will be entitled to receive annual cash retainer fees, determined based on our net asset value as of the end of each fiscal quarter. These directors will be Messrs. Cooper, Gremp and Stark. Amounts payable under this arrangement have been and will be determined and paid quarterly in arrears as follows:

Net Asset Value	Annual Cash Retainer
$0 - $100,000,000	$—
$100,000,001 - $300,000,000	35,000
$300,000,001 - $500,000,000	50,000
$500,000,001 - $1 billion	75,000
>$1 billion	100,000

We will also reimburse each of the above directors for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.

We do not pay compensation to our directors who also serve in an executive officer capacity for us or our Adviser.

Compensation of Executive Officers
Our executive officers will not receive any direct compensation from us. We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of Prospect Capital Management, Prospect Administration or BHH or by individuals who were contracted by such entities to work on behalf

2016 ANNUAL REPORT
Pathway Energy Infrastructure Fund, Inc                                 32

of us, pursuant to the terms of the Investment Advisory Agreement between the Company and our Adviser, the Administration Agreement between the Company and Prospect Administration or the Investor Services Agreement between the Company and Behringer Harvard Priority Investor Services LLC, an affiliate of Behringer Harvard. Each of our executive officers is an employee of our Adviser, Prospect Capital Management, Prospect Administration, BHH or an outside contractor, and the day-to-day investment operations and administration of our portfolio are managed by our Adviser. In addition, we reimburse Prospect Administration for our actual and allocable portion of expenses incurred by Prospect Administration, as applicable, in performing its obligations under the Administration Agreement, including the allocable portion of the cost of our chief financial officer, chief compliance officer, treasurer and secretary and other administrative support personnel under the Administration Agreement. We also reimburse Behringer Harvard Pathway Investor Services for the costs and expenses incurred by Behringer Harvard Pathway Investor Services in performing its obligations and providing personnel and facilities under the Investor Services Agreement.

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Pathway Energy Infrastructure Fund, Inc                                 33

ADDITIONAL INFORMATION
Portfolio Information
The Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q, within 60 days after the end of the relevant period. Form N-Q filings of the Company are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information will also be available free of charge by contacting the Company by mail at 10 East 40th Street, 42nd Floor, New York, NY 10016, by telephone at (212) 448-0702 or on its website at http://www.pathway-energyfund.com.

Proxy Information
A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling collect (212) 448-0702; (ii) on the Company’s website at http://www.pathway-energyfund.com (iii) on the SEC’s website at http://www.sec.gov and (iv) included in Item 7 of this Form N-CSRS.

The Company did not hold any voting securities and accordingly did not vote any proxies during the most recent 12-month period ended June 30, 2016. You may obtain information, without charge, regarding how the Company voted proxies with respect to its portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Pathway Energy Infrastructure Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.

Tax Information
For tax purposes, dividends to stockholders during the year ended June 30, 2016 were $279,850.

Privacy Policy
We are committed to protecting your privacy. This privacy notice, which is required by federal law, explains our privacy policies and our affiliated companies. This notice supersedes any other privacy notice you may have received from us.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, date of birth, address, citizenship status (and country of origin, if applicable), number of shares you hold and your social security number. This information is used only so that we can register your shares, send you periodic reports and other information about us, and send you proxy statements or other information required by law.

We do not share this information with any non-affiliated third-party except as described below:

•	Authorized personnel of our Adviser. It is our policy that only authorized personnel of our Adviser who need to know your personal information will have access to it.

•
Service providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•
Courts and government officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena or court order will be disclosed.

2016 ANNUAL REPORT
Pathway Energy Infrastructure Fund, Inc                                 34

BOARD OF DIRECTORS
Independent Directors
Andrew C. Cooper
William J. Gremp
Eugene S. Stark

Interested Directors(1)
M. Grier Eliasek
Robert S. Aisner

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Brian H. Oswald, Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary
Michael D. Cohen, Executive Vice President

ADVISER
Pathway Energy Infrastructure Fund, Inc
10 East 40th Street, 42nd Floor
New York, NY 10016
____________

(1)As defined under the Investment Company Act of 1940, as amended.

2016 ANNUAL REPORT
Pathway Energy Infrastructure Fund, Inc                                 35

Item 2. Code of Ethics.
The Registrant has adopted a code of ethics which applies to, among others, its senior officers, including its Chief Executive Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer), as well as every officer, director and employee of Pathway Energy Infrastructure Fund, Inc. The Registrant’s code of ethics can be accessed via its website at http://www.pathway-energyfund.com. There were no amendments to the code of ethics during the period covered by this report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the code of ethics during the period covered by this report. This information is also available free of charge by contacting the Company by mail at 10 East 40th Street, 42nd Floor, New York, NY 10016, by telephone at (212) 448-0702 or on its website at http://www.pathway-energyfund.com.

Item 3. Audit Committee Financial Expert.
The Registrant’s Board of Directors has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The Audit Committee financial expert is Eugene S. Stark based on his experience in financial and accounting matters. Mr. Stark is “independent” within the meaning of that term used in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)
Audit Fees. The aggregate fees billed for professional services rendered by BDO USA, LLP (“BDO”), the Registrant’s independent registered public accounting firm, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended June 30, 2016 and 2015 was approximately $105,000 and $58,600, respectively.

(b)
Audit-Related Fees. There were no fees billed for assurance and related services rendered by BDO that are reasonably related to the performance of the audit of the Registrant’s financial statements and not reported under paragraph (a) of this Item 4 in the fiscal years ended June 30, 2016 and June 30, 2015.

(c)
Tax Fees. The aggregate fees billed for professional services by BDO for tax compliance, tax advice and tax planning in the fiscal year ended June 30, 2016 and 2015 was approximately $11,000 and $4,175, respectively.

(d)
All Other Fees. The aggregate fees billed for services rendered by BDO that are not included in (a) - (c) above in the fiscal years ended June 30, 2016 and June 30, 2015 were approximately $36,000 and $5,000, respectively.

(e)(1)
The Registrant’s Audit Committee is required to pre-approve any independent accountants’ engagement to render audit and/or permissible non-audit services (including the fees charged and proposed to be charged by the independent accountants), subject to the exceptions under Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, and as otherwise required by law. The Audit Committee also is required to pre-approve non-audit services performed by the Registrant’s principal accountant for the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment advisor that provides ongoing services to the Registrant, if the engagement for services relates directly to the operations and financial reporting of the Registrant. The Audit Committee may delegate its pre-approval responsibilities to one or more of its members. The member(s) to whom such responsibility is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

(e)(2)	Not applicable.
(f)	Not applicable.
(g)
For the fiscal years ended June 30, 2016 and 2015, the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to the Registrant and for non-audit services rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment advisor that provides ongoing services to the Registrant and the Registrant’s investment advisor was approximately $57,000 and $11,763, respectively.

(h)
There were no non-audit services rendered to the Registrant’s investment adviser (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and/or to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant.

Item 5. Audit Committee of Listed Registrant.
The Registrant has a separately-designated standing audit committee established in accordance with Sections 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the committee are Andrew C. Cooper, William J. Gremp and Eugene S. Stark.

Item 6. Schedule of Investments.
Please see the schedule of investments contained in the report to stockholders included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Registrant has delegated proxy voting responsibility to Pathway Energy Infrastructure Management, LLC. As of and for the year ended June 30, 2016, the Company had not voted any proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of Pathway Energy Infrastructure Management, LLC are set forth below.

PATHWAY ENERGY INFRASTRUCTURE MANAGEMENT, LLC
STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF SECURITIES
The guidelines will be reviewed periodically by Pathway Energy Infrastructure Management, LLC and the Registrant’s non-interested directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we,” “our” and “us” refers to Pathway Energy Infrastructure Management, LLC.

Introduction
An investment adviser registered under the Investment Advisers Act of 1940 (the “Advisers Act”) has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients. These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies
We will vote proxies relating to our securities in the best interest of our clients’ stockholders. We will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by our clients. Although we will generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so. Our proxy voting decisions will be made by the senior officers who are responsible for monitoring each of our clients’ investments. To ensure that our vote is not the product of a conflict of interest, we will require that: (a) anyone involved in the decision-making process disclose to our chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records
You may obtain information, without charge, regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Pathway Energy Infrastructure Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.

Item 8. Portfolio Managers of Closed-End Investment Companies.
Information pertaining to the portfolio managers of the Registrant, as of June 30, 2016, is set forth below.

The management of the Registrant’s investment portfolio is the responsibility of the Adviser and its professionals, which currently include John F. Barry III, Chief Executive Officer of the Adviser; M. Grier Eliasek, President and Chief Operating Officer of the Adviser, Chairman of our Board of Directors, and our Chief Executive Officer and President; Michael D. Cohen, Executive Vice President of the Adviser and our Executive Vice President; and Brian H. Oswald, Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of the Adviser and our Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary, as well as David L. Belzer, John G. Burges, Mark D. Hull and John W. Kneisley. The Adviser’s professionals must approve each new investment that the Registrant makes. The Adviser’s professionals are not employed by the Registrant, and receive no compensation from the Registrant in connection with their portfolio management activities. The portfolio managers receive compensation through an affiliate of the Adviser that includes an annual base salary, an annual individual performance bonus and contributions to a retirement plan in connection with their services.
Our executive officers, certain of our directors and certain finance professionals of the Adviser are also officers, directors, managers, and/or key professionals of Prospect Capital Management L.P., Prospect Administration LLC, Priority Income Fund, Inc., Priority Senior Secured Income Management, LLC, Prospect Capital Corporation and/or Behringer Harvard entities. These persons have legal obligations with respect to those entities that are similar to their obligations to us, which could present conflicts of interest. In the future, these persons and other affiliates of Prospect Capital Management or Behringer Harvard may organize other investment programs and acquire for their own account investments that may be suitable for us. In addition, Prospect Capital Management or Behringer Harvard may grant equity interests in our Adviser to certain management personnel performing services for our Adviser. See “Management”.

Set forth below is additional information regarding additional entities that are managed by the professionals of the Adviser. All of the entities below pay an advisory fee based on performance.

Name	Entity	Investment Focus	Gross Assets(1)
Prospect Capital Corporation(2)	Business Development Company	Investments in senior secured loans, subordinated debt, unsecured debt, equity and junior debt tranches of collateralized loan obligations and equity of a broad portfolio of U.S. companies	$6.3 billion
Priority Income Fund, Inc.	Closed-end management investment company	Investments in senior secured loans, via CLO debt and equity investments, of companies whose debt is rated below investment grade or, in limited circumstances, unrated	$184.8 million
____________

(1)Gross assets are calculated as of June 30, 2016 for Prospect Capital Corporation and Priority Income Fund, Inc.
(2)Mr. Cohen is not involved in the management of this entity.

Our Adviser and its affiliates, including our officers and some of our directors, will face conflicts of interest caused by compensation arrangements with us and our affiliates. Our Adviser and certain of its affiliates are currently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, our Adviser, its personnel and certain of its affiliates will have conflicts of interest in allocating their time between us and other activities in which they are or may become involved, including, but not limited to, the management of Prospect Capital Management L.P., Prospect Administration LLC, Prospect Capital Corporation, and Behringer Harvard LLC. However, Prospect Capital Management L.P. and Behringer Harvard LLC believe that our Adviser’s professionals have sufficient time to fully discharge their responsibilities to us and to the other businesses in which they are involved. We believe that our affiliates and executive officers will devote the time required to manage our business and expect that the amount of time a particular executive officer or affiliate devotes to us will vary during the course of the year and depend on our business activities at the given time. To the extent permitted by the 1940 Act and staff interpretations, our Adviser may seek to have us and one or more other investment accounts managed by our Adviser or any of its affiliates participate in an investment opportunity.  These co-investment transactions may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts. To mitigate these conflicts, our Adviser and its affiliates will seek to allocate portfolio transactions for all of the participating investment accounts, including us, on a fair and equitable basis, taking into account such factors as the relative amounts of capital available for new investments, the applicable investment programs and portfolio positions, the clients for which participation is appropriate and any other factors deemed appropriate.

Investment Personnel
The Registrant’s investment adviser is led by Messrs. Barry, Eliasek, Cohen and Oswald and assisted by David L. Belzer, John G. Burges, Mark D. Hull and John W. Kneisley, who serve as Managing Director, Managing Director, Principal and Managing Director, respectively, for Pathway Energy Infrastructure Management, LLC. These individuals have served in their respective roles since we were incorporated in February 2013 (except for Mr. Oswald whose role began since December 2014). Biographical information for Messrs. Barry, Belzer, Burges, Hull and Kneisley is set forth below. See “Management” for biographical information regarding our other portfolio managers.

John F. Barry III is the Chief Executive Officer of our Adviser with over 35 years of finance industry experience. He also currently serves as Chairman and Chief Executive Officer of Prospect Capital Corporation, as well as a Managing Director of Prospect Capital Management and Prospect Administration. Mr. Barry has served on the boards of directors of private and public companies, including financial services, financial technology and energy companies. Mr. Barry also managed the Corporate Finance Department of L.F. Rothschild & Company, focusing on private equity and debt financing for energy and finance companies, and was a founding member of the project finance group at Merrill Lynch & Co. Prior to that, Mr. Barry was a corporate securities lawyer at Davis Polk & Wardwell, advising energy companies and their commercial and investment bankers. Prior to Davis Polk & Wardwell, Mr. Barry clerked for Judge J. Edward Lumbard, formerly Chief Judge of the United States Court of Appeals for the Second Circuit.  Mr. Barry received his J.D. from Harvard Law School, where he was an officer of the Harvard Law Review, and his Bachelor of Arts from Princeton University, where he was a University Scholar.

David L. Belzer is a Managing Director of our Adviser with 18 years of finance industry experience. Mr. Belzer leads Prospect Capital Management’s Energy company investment activities, is responsible for originating, executing, and managing debt and equity investments in the energy sector, including oil and gas exploration and production, oil and gas services, and pipelines and is part of the senior management team overseeing investment approval, portfolio management, growth initiatives, and other management functions. Mr. Belzer serves a similar role at Prospect Capital Management since 2004. From 1998 to 1999, Mr. Belzer was a member of the Structured Finance Group at GE Capital, where he focused on originating and executing investments in the oil and gas sector. From 1996 to 1998, Mr. Belzer worked at Wheelabrator Technologies, a developer of waste-to-energy plants. While at Wheelabrator, Mr. Belzer focused on powerplant acquisitions and development of the company’s inside-the-fence cogeneration strategy in the northeast. Mr. Belzer holds an MBA from the Olin School of Business at Washington University and a BA from the University of Indiana.

John G. Burges is a Managing Director of our Adviser with more than 20 years of finance industry experience. Mr. Burges is responsible for originating, executing and managing debt and equity investments in the oil and gas production, midstream gathering and processing, oilfield services, infrastructure and energy related industrial sectors. Mr. Burges serves a similar role at Prospect Capital Management. Mr. Burges previously worked for 16 years in investment banking and securities in London and New York with Deutsche Bank, Merrill Lynch, and Knight Capital, where he was a Managing Director. In his roles, Mr. Burges was responsible for advising and financing public companies in the utility, resource, and energy sectors. Mr. Burges has public company board and executive experience as President, CEO, and Director of a Canadian listed resource company, and as Chairman and an officer in an energy company which acquired and operated gas power generation assets in the Northeast of the US. Mr. Burges holds an MBA from Columbia Business School and a BA (Hons) from Bristol University in England.

Mark D. Hull is a Principal of our Adviser with 16 years of finance industry experience. Mr. Hull is responsible for originating, executing, and managing debt and equity investments in the oil and gas production, midstream gathering and processing, oilfield services, and oilfield fabrication sectors. Mr. Hull serves a similar role at Prospect Capital Management. From 2004 to 2006, Mr. Hull worked for Ballard Exploration, a private, Houston-based oil and gas exploration and production company where he provided financial analyses for business development in upstream and midstream projects. From 2002 through 2004, Mr. Hull worked for L. M. Girard & Co., L.P., a Houston-based private equity firm specializing in energy and process industry buyouts. At L. M. Girard, Mr. Hull was responsible for evaluating, structuring, and conducting due diligence for leveraged buyout transactions. From 2001 to 2002, Mr. Hull worked for a long /short equity hedge fund in the Robertson family office in Houston. Prior thereto, Mr. Hull worked for three years as an investment banker at Merrill Lynch in New York and Southwest Securities in Dallas. Mr. Hull holds an MBA from New York University’s Stern School of Business and a BBA from the University of Texas at Austin.

John W. Kneisley is a Managing Director of our Adviser with 25 years of finance industry experience. Mr. Kneisley is part of the senior management team overseeing investment approval, portfolio management, growth initiatives, and other management functions. Mr. Kneisley serves a similar role at Prospect Capital Management and Priority Senior Secured Income Management. From 2006 to 2011, Mr. Kneisley was a senior member of the private investment group at Silver Point Capital, a credit-oriented hedge fund. At Silver Point Capital, Mr. Kneisley was responsible for portfolio management, origination, and execution of senior secured loans and certain control investments. Mr. Kneisley also managed Silver Point’s five CLOs. From 1991 through 2006, Mr. Kneisley worked at Goldman, Sachs & Co., most recently as a Managing Director in the Leveraged Finance group where he was responsible for originating, structuring and executing senior secured loans, high yield bonds, bridge loans and acquisition financings for corporate and sponsor clients. Mr. Kneisley holds a BA summa cum laude from DePauw University, where he was a member of Phi Beta Kappa.

The following table sets forth, as of June 30, 2016 the dollar range of our equity securities that are owned by each of our portfolio managers, based on the initial public offering price of $15.00 per share.

Name of Professional	Dollar Range of Equity Securities(1)
John F. Barry III(2)	$100,001-$500,000
M. Grier Eliasek	None
Michael D. Cohen	None
Brian H. Oswald	None
David L. Belzer	$10,001-$50,000
John G. Burges	None
Mark D. Hull	None
John W. Kneisley	None

(1)The dollar ranges of equity securities are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

(2)Mr. Barry may be deemed to share beneficial ownership with our Adviser by virtue of his control of Prospect Capital Management, which owns 50% of our Adviser.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Neither the Registrant nor its Adviser, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, purchased any shares of the Registrant that are registered by the Registrant pursuant to Section 12 of the Securities Exchange Act of 1934, other than the 10,435, 2,899 and 2,899 Class I shares that our Adviser purchased on July 30, 2013, February 12, 2014 and July 22, 2014, respectively, for $13.80 per share, respectively.

REGISTRANT PURCHASES OF EQUITY SECURITIES
	Total Number of Shares Purchased(1)	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs(2.a)(2.b)	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs(2.c)
None.

(1) There were no shares purchased.
(2.a) None.
(2.b) Beginning with the first calendar quarter following the one-year anniversary of the date that the Registrant met the minimum offering requirement, and on a quarterly basis thereafter, the Registrant intends to offer to repurchase shares pursuant to the Registrant’s Share Repurchase Program Plan on such terms as may be determined by its Board of Directors unless, in the judgment of its Board of Directors, such repurchases would not be in our best interests or in the best interests of our stockholders, or would violate applicable law. The Registrant will limit the number of shares to be repurchased in any calendar year to 20% of the weighted average number of shares outstanding in the prior calendar year, or 5% in each quarter, though the actual number of shares that the Registrant offers to repurchase may be less in light of the limitations noted below. In addition, the Registrant intends to limit the number of shares to be repurchased during any calendar year to the number of shares the Registrant can repurchase with the proceeds the Registrant receives from the sale of shares under the Registrant’s distribution reinvestment plan.
(2.c) See (2.b) above.
(2.d) None.
(2.e) None.

Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11. Controls and Procedures.

(a)
Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Chief Executive Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer) have concluded that the Disclosure Controls are effective to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)
There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) over the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.
(a)(1) Not applicable.
(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.
(a)(3) Not applicable.
(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PATHWAY ENERGY INFRASTRUCTURE FUND, INC.
By: /s/ M. Grier Eliasek
M. Grier Eliasek
Chief Executive Officer and President
Date: August 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ M. Grier Eliasek
M. Grier Eliasek
Chief Executive Officer and President
Date: August 29, 2016

By: /s/ Brian H. Oswald
Brian H. Oswald
Chief Financial Officer, Chief Compliance Officer
Treasurer and Secretary
Date: August 29, 2016